Listing Report:Supplement No. 156 dated Jan 28, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 420417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	29%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$125,716	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bill-gazer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Remodeling/Debt Consolidation
Purpose of loan:
I am almost finished with a major home addition/remodeling project.? The house was originally a 3 bedroom, 1500 square foot rambler.? We replaced the attached the garage with a new 2-story structure that has a lake view.? I was able to finish most of the project using my existing home equity and personal funds, but need a little more to complete the project.? The exterior is completely finished (take a look at the picture), and the addition and remodeling on the living/kitchen/dining area are finished as well.? Just need to finish remodeling the original bedrooms/bathrooms.? I also plan on paying off about $3000 of personal debt with this loan as well.

My financial situation:
My job gives me an excellent income, and have no recent credit or payment issues.? I have some extra income each month which I can put towards the project, but I would like to finish it more quickly.

Please note that the revolving balance shown on my account is primarily a home equity line of credit, not credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	28%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	9y 8m
Amount delinquent:	$1,103	Revolving credit balance:	$0	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	handy-peso	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ready to Open Up the Business :)
Purpose of loan:
This loan will be used to start a? 24 Hour? fast food restaurant.? I have the money saved up for the cost of the commercial space and architect to draw up the plans for the city permits needed as well as the cost of the permits.? I need funds to pay for equipment and renovations to change the space from an old barber shop to my fast food restaurant.? I have my family ready to employ and help me run the restaurant on a daily basis.? My Wife, 2 sons, and my 2 Brothers and I will operate the restaurant on a daily basis enabling me to be open for business 24 hours.? The location is perfect, we are in the heart of a city where there are other restaurants , not alot, but enough, in the neighborhood, but none serving Fast Food Fish N Chips, Chicken and Bugers and there are no 24 hour food places available , except in the next town over.? For now everyone in our town gets in their car to drive 15 minutes to go to the nearest restaurant that sells this kind of food or Orders and waits 45 mins to an hour for delivery.? I would like to service the people in my area and the towns surrounding me as well.? I have surveyed the area and I see that in every 10 minutes, approximately 8 people walked or drove past my location, thats approximately 1 person per minute.? I am sure this will be good for business.? There is a Check Cashing Business, and a 24 hour Fast Mart on the same street.? My location will be the corner lot of the street.? A very nice amount of space for my restaurant to have about 4 tables , a kitchen, service area, bathrooms and a back office, storage in the celluar.? We are ready.

My financial situation:
I am a good candidate for this loan because I have worked hard driving my taxi cab for the past year and a half.? My family and I have saved and maintained all of our personal living expenses for the family and managed to save up $12,000.? I am not in any debt , my family and I are happily living within our means and would like to make this dream of owning a family business a reality now, this is why we are asking for this loan to start the restaurant.? I can continue to drive and continue to maintain our living expenses and continue to save each month? as we have been doing $700 a month.? I can continue to do this , as my family starts the daily operations of the business, until we can see the business making the profits its needs to make for me to finally quit my day job.? I will hold on to my job until such time, so that we will not endure any financial weight when starting the business.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1995	Debt/Income ratio:	28%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$66,113	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	subtle-marketplace3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to cosolidate some current debt?

My financial situation:
I am a good candidate for this loan because I always pay on time and have been in the same profession for over 20 years, very stable?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1992	Debt/Income ratio:	31%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	11y 0m
Amount delinquent:	$12,941	Revolving credit balance:	$12,924	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	graceful-hope3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to payoff my college tuition
Purpose of loan:
This loan will be used to? I need to payoff my college tuition in order to continue to take college courses I need to pay $2000.00.? I had taken off of college online classes for 3 months because I was going through some cancer treatments and did notify the college that I have breast cancer and if I could resume classes in January 2010..? I thought that would stop the classes until I could resume it.? yesterday I got a bill from them stating that in order to resume any courses through them I would have to payoff what has already accumulated thus far.? I really need to get this paid in full to finish my degree which I have only 1 more year at it.? I know it seems far fetched, but in our time of hardship, having a degree would only help to succeed in our trying times.

Please keep in mind that my credit report shows two delinquencies, one is for our mortgage which we were behind on our monthly payments,but have long since paid it current and had our mortgage modified to a more manageable monthly? payment.?
The second delinquency is a credit card bill that I have been paying on which never seems to go down with all the over limit charges per month.? I want to pay this off of $500.00.
My financial situation:
I am a good candidate for this loan because? I can finally pay back the loan with low monthly payment that I can afford.

Monthly net income: $ (me) 2100.00? (spouse) 3600.00

Monthly expenses: $
??Housing: $ 3000.00
??Insurance: $ 232.00
??Car expenses: $ 435.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 134.32
??Food, entertainment: $ 220.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2003	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,139	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Explorer02	Borrower's state:	Missouri	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,450.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008) 680-699 (Jul-2008) 620-639 (Mar-2008) 540-559 (Aug-2007)
Principal balance:	$921.51	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidating Debt
Hello and thank you for viewing my listing.

The purpose of this loan is to consolidate credit card debt and payoff my previous Prosper loan.? I have made every payment on-time for my previous Prosper loan, as it is automatically deducted from my checking account each month.? I will be having this new loan automatically deducted as well so there is no worry of me defaulting.? I am also wanting to consolidate debt to improve my credit.

I currently am unemployed, family emergencies coupled with the economy has not been kind to my work record.? In the past year and a half I lost my father, who was my boss for 2 years the local brand of a logistics company.? Since that time I have been with two other logistics companies who unfortunately have had to close their doors due to the downturn in the economy.? I am currently being considered for positions at 2 company's and have another interview this week.? If I am hired I can expect my income to be between $600-$750/weekly.

My loans that I will be paying off are as follows.

$928 - Prosper
$1007 - JC Penny Card
$1265 - Chase Card
$957 - Capital One
$350 - HSBC

Thank you for viewing my listing and if you have any questions please ask!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$249.57

Auction yield range:	11.06% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	37%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$39,930	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dca7430	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off 27% interest card
Purpose of loan:
This loan will be used to? Pay off a 27% interest Bank Of America card

My financial situation:
I am a good candidate for this loan because? I never pay anything late or miss payments, but my interest is just too high

Monthly net income: $ personal, $73,000, household $117,000

Monthly expenses: $
??Housing: $ 1300?, split with husband???????
??Insurance: $?58 car ins. for family, dental $60,?husband pays health ins
??Car expenses: $ employer refunds gas expenses?because I am in Home health care,?husband takes care of car because he is a mechanic
??Utilities: $ 400 approx, split with husband
??Phone, cable, internet: $ 140, split with husband
??Food, entertainment: $ husband usually pays for all this
??Clothing, household expenses $ Husband usually pays for all this
??Credit cards and other loans: $ Whatever's left over I try to pay to credit cards..trying to pay them down
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$151.62

Auction yield range:	11.06% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2003	Debt/Income ratio:	22%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 6m
Amount delinquent:	$113	Revolving credit balance:	$4,286	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sensible-asset	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Old College Bills Goodbye
Purpose of loan:
I am?a mechanical engineering major. I put myself through college and incurred a small amount of credit card debt in this process. I've worked my whole life, and I now have a great job as a sales engineer. I just want to pay this debt down quickly and have a fresh start. It's hard to do with such a high interest rate!

My financial situation:
I am a good candidate for this loan because I am now financially responsible and stable.? I've been managing my rental home for my landlord for the past year.? I have learned how to live within my budget. The problem with this is my budget allows for a certain amount towards credit card debt and my payments are essentially negating my debt when interest is factored in.? I just want to get ahead.

Monthly net income: $ 2,800

Monthly expenses: $?
??Housing: $ 350
??Insurance: $ 150
??Car expenses: $ 346
??Utilities: $?100
??Phone, cable, internet: $
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 438
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1990	Debt/Income ratio:	19%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$87,685	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	edmedm	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation loan
Purpose of loan:
This loan will be? to pay off 2 cc cards and a? car loan

My financial situation:
I am a good candidate for this loan because my wife and I both work. I am completing a CAGS program for licensure for a part time job I have. I teach full time

Monthly net income: $together is almost $8800

Monthly expenses: $
??Housing: $ 2400
??Insurance: $
??Car expenses: $ 600
??Utilities: $ 400
??Phone, cable, internet: $ 375
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Cc cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$381.32

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1992	Debt/Income ratio:	34%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	20 / 19	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	30y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,149	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	720-739 (Oct-2009) 700-719 (Aug-2009) 720-739 (Jul-2009) 740-759 (May-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Consolidating of debt
Purpose of loan:
This loan will be used to?To consoidate current debt?into one payment?

My financial situation:
I am a good candidate for this loan because?
Iam a good canidate for this loan because I do value my credit rating and as a single parent my credit worthiness?is the biggest asset I have

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $ 100????
??Utilities: $ 160
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$806.68

Auction yield range:	3.06% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	24%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$50	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Internet_Entrepreneur	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New product development
Purpose of loan:
This loan will be used?to help fund the software?development of a great new marketing and relationship management product for my online media business.? My sales and marketing team has already started to pre-sell our new product and has gotten a great response.? We are currently developing the software for the product with?an expected launch date in early to mid-March.? We are looking for attractive interest rates on capital to provide a funding cushion and to cover operating expenses?while we ramp up?the sales effort?of our new product.

Repayment:
This is a business loan which will be repaid?with operating cash flow from my business.? I have an?excellent credit rating and will personally guarantee the loan with?funds from my income and investment portfolio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$145.20

Auction yield range:	4.06% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1984	Debt/Income ratio:	21%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$43,510	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	BPSLoans	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used?to pay off?credit card balances that have significantly higher interest rates.

My financial situation:
I have a long-term stable job and good income, but can't get ahead with credit card rates.? My credit is good / excellent, I'm responsible?and I can make the loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 30.95%	Starting monthly payment:	$40.83

Auction yield range:	17.06% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1971	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	laxman310	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Establish Payment History
This is my second prosper loan, the first which has been paid in full.

Purpose of loan:
This loan will be used to FURTHER establish a payment history with the prosper community.? I want to receive a better interest rate than the 28% that I received last time.? If the loan is under 20% I likely will not pay it back early.? I have no plans for using the money from this loan, other than to pay it back and establish a payment history with prosper.? The interest is worth the good payment history with the community.? Following this loan I will most likely borrow a larger sum, such as $3000, and repeat the process.? Ultimately I hope to be able to acquire loans from prosper based on a good credit history with prosper.?

The recent change in my credit score is the result of applying to refinance my mortgage.? I have no problem paying my mortgage, but wanted to refinance the balance of the loan ($100K out of $150K) to improve my cashflow.? This refinance only serves to make my payments easier.

My financial situation:
I am a trustworthy individual.? Not only am I a fourth year medical student, I am also the owner of a business, and have over $100,000 in equity and options investments.? I also have been an investor here on prosper, although have not had the greatest success (I've broken about even).? I am a good candidate for this loan because I have an income of approximately $25,000 a year, and am a home owner of 36 months with no delinquent payments. (even through the recent economic downturn)? The loan WILL get repaid through automatic deduction from my checking account, which currently has a balance of approximately $2100.? The purpose of this loan is to both see what sort of interest rate I will attain, and to ascertain the level of difficulty in applying for a loan here on prosper.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1995	Debt/Income ratio:	7%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,609	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tommysf13	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2009) 640-659 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay It Off And Move On
Purpose of loan:
This loan will be used to?
dump the credit card and work towards actually paying off my debt for a better financial situation. I have a total out of approx. $1600 a mo. this includes the monthly mortgage and equity.
My financial situation:
I am a good candidate for this loan because?? long employment,never late,autopay used?,just outside the 700 mark! 692 credit karma 1-27-2010. the negative mark on my report was a bankruptcy in 2005. have been working at improving my scores ever since and continue to succede. I am also in the process of having 2 accounts from the 2005 filing reported correctly as (reaffirmed)? paid in full?accounts.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 750
??Insurance: $50
??Car expenses: $ 75
??Utilities: $ 125
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $ 75
??Credit cards and other loans: $170
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1974	Debt/Income ratio:	28%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,850	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Artemis49	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-699 (Apr-2008)
Principal balance:	$2,847.74	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying Off Medical Bills
Purpose of loan: In recent months I have accumulated medical bills due to an increase in my health insurance deductible and the onset of a challenging health condition. I would like to consolidate all of my current medical expenses and simply make one payment a month to resolve this debt.? I do expect an income tax refund in the next few months, however I would like to clear these medical expense debts as quickly as possible. This would be my second loan on Prosper.

My financial situation:
I am a good candidate for this loan because I am reliable, conscientious, dependable and always pay on time as demonstrated by my current Prosper payment record.? Although currently on temporary disability from my job, I have taken steps to cut my expenses by selling my home (closing in February) and moving in with my wonderful son and daughter-in-law to make certain that I have the ability to pay my debts on time. Due to my health challenges and the high deductible on my health insurance, I have unfortunately had to utilize my credit cards much more than I would like to keep current with health services providers. I expect to be able to pay down or pay off the credit cards upon closing on the pending sale of my home in mid-February. This small loan would enable me to pay all my current outstanding medical debts.
Monthly net income: $ 1100.00

Monthly expenses: $ 925.00
??Housing: $ 400.00
??Insurance: $ 45.00
??Car expenses: $ 20.00
??Utilities: $ 0.0
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0.0
??Credit cards and other loans: $ 350.00
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$280.46

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1999	Debt/Income ratio:	28%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,586	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	purposeful-commitment4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing a wall and asbestos removal
Purpose of loan:
This loan will be used to fix a 106 year old cracked plaster wall, installation of new water lines for a washing machine?and asbestos removal.?

My financial situation:
I am a good candidate for this loan because perfect credit and we want to fix our home so that we can start a family

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 250
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing,? expenses $
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	17%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,185	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thoughtful-nickel7	Borrower's state:	Oklahoma	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clash for clunkers!
Purpose of loan:
This loan will be used to help pay for a new (new to me) car.? It has been determined that my car is on its last legs so I am looking for another. It's been a great car and has gotten great gas mileage but 3 major repairs in 6 months is just a bit much and my kids have to origami themselves in order to fit in the back seat anyway.? I have found a great deal and almost have enough to pay cash but am lacking just a bit. Some of the loan would be used to pay the remainder of the balance.? I also have a loan I have been paying on to my parents. They are going through a hard time with my brother right now and financing his divorce so even though they would never ask for the remainder in a lump sum, I feel it would help them if I could pay them the balance.?

My financial situation:
I am a good candidate for this loan because I have a great paying job, I am responsible and have only hit a bad spell with my credit due to a divorce which is now being cleared from my credit.? Even though my ex filed for bankruptcy and left me to fend off creditors, I paid what I could when I could but it wasn't enough to save my credit.? I would think that anyone who knows me would say that I live by my word, I am reliable and responsible and full of integrity.

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 300
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 350
??Credit cards and other loans: $ 400
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$181.01

Auction yield range:	17.06% - 17.10%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1995	Debt/Income ratio:	9%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	3y 2m
Amount delinquent:	$3,743	Revolving credit balance:	$2,717	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wampum-evergreen	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? pay off smaller credit cards and consolidate debt

My financial situation:
I am a good candidate for this loan because? I work in the accounting field which makes my job safer than many other industries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.66%	Starting borrower rate/APR:	8.66% / 10.84%	Starting monthly payment:	$50.63

Auction yield range:	4.06% - 7.66%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1991	Debt/Income ratio:	150%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$61,425	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit account off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.06% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1999	Debt/Income ratio:	14%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,689	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nimble-gold7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for Software Company
Purpose of loan:
This loan will be used to fund market capital for newly developed software application. The software application is used for real-time and archive data analytics with focus in energy and manufacturing industries. The capital needed will be put towards multiple user conferences throughout the year to market the product. My financial situation:
I am a good candidate for this loan because:
??? 1) Don't have existing personal or business debt.
??? 2) Full-time employed IT professional
??? 3) Good credit historyMonthly expenses: $
Housing: $1000
? Insurance: $0
? Car expenses: $150
? Utilities: $100
? Phone, cable, internet: $ 50
? Food, entertainment: $ 400
? Clothing, household expenses $ 0
? Credit cards and other loans: $ 300
? Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1990	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,117	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bobtheitalian	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off personal debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$207.99

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,602	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	1
Screen name:	orbital-investment0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards and bring an end to the payment of exorbitant interest rates. I would much rather pay an individual a decent rate of interest than part with another dollar to the banks and their criminal interest rates

My financial situation:
I am a good candidate for this loan because I can be depended on to make timely payments. I have maintained open lines of credit for over 15 years and I am reliable to get my payments in on time. The only delinquencies on my account occurred after I was nearly paralyzed in an accident and unable to work for months. I am requesting this loan not out of desperation but as an appeal for fair lending rates.

Monthly net income: $ 2000

Monthly expenses: $ 1000
??Housing: $0
??Insurance: $50
??Car expenses: $60(gas)
??Utilities: $150
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1984	Debt/Income ratio:	41%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$74,403	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	equitable-bid6	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for driller
Purpose of loan:
This loan will be used to?
provide cash flow for my small business for spring start up (business is slow in the winter)
My financial situation:
I am a good candidate for this loan because?
?I have always paid my bills, and I have a long track record of doing so (even in tough times)
I am curently restructuring my business to be more efficent and be ready for future growth.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	26%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$26,371	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	return-anteater4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I've always paid my bills on time and take this seriously.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 1037
??Insurance: $ 80
??Car expenses: $50
??Utilities: $ 125
??Phone, cable, internet: $ 135
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1988	Debt/Income ratio:	27%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	74	Length of status:	22y 3m
Amount delinquent:	$993	Revolving credit balance:	$1,958	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	108%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RAO143	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-619 (Nov-2009) 620-639 (Jul-2009) 640-659 (Jul-2008)
Principal balance:	$3,406.72	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Second Time Around w/ Prosper
Purpose of loan:?: This will be my second loan request via Prosper, whereby I have made all of my payments to Prosper on time.? This second loan will be used solely to pay off the balance of?my existing?401K loan, which?is deducted directly from my?employee payroll check each month.? This 2nd Prosper loan will be paid back within two months, after I use it to pay-off my 401K loan and renew the 401K loan (which has to be paid "in full" first).? I want to take advantage of the lower interest rate afforded to me via my 401K plan, while gaining access to more of my 401K funds?for the purpose of correcting my?monthy cash flow problems and also reducing?the debt on?some of my existing?high interest credit accounts.? I am willing to pay a higher interest rate on this 2nd loan due to my ability to pay this loan off within two months.? With this renewal of my 401K loan, I will not be taking on another monthly payment; just extending my current low interest rate terms of payment contract.

My financial situation: I am a good candidate for this loan because I have a good credit history with Prosper.? I have been a top performer for a prestigious private company for 20 years.? Professionally, these past several years have seen my career springboard with promotions, recognition awards, annual salary increases, coupled with consistent overtime opportunities. Unfortunately, due to my current debt load and the dip in my credit score, I have been unable to qualify, or negotiate for better/reasonable interest rates with?creditors.? This 2nd Loan from Prosper would allow me to?correct my temporary cash flow issues, while?reducing the balances on my debt.? My credit score recently dropped, when I fell behind on my monthly car loan payments due to repairs required on my 1995 Honda Accord (which is driven by a family member).? I have been in constant contact with my car?lender (Capital One)?and over the course of several months have been making higher payments to bring my account up to date.? I'll be making on-time payments after Feb. 15th of this month.? My monthly payments are high $596, so adding substantially to that balance every month has contributed to my cash flow issues.

Monthly net income: $ 3,944.42 (based on my last payroll statement, which includes solid, historical, monthly overtime hours worked)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1998	Debt/Income ratio:	15%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 7m
Amount delinquent:	$17,661	Revolving credit balance:	$12,011	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	aesop56	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 86% )	620-639 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	1 ( 5% )	580-599 (Mar-2008)
Principal balance:	$573.94	1+ mo. late:	2 ( 10% )
Total payments billed:	21
Description
Buying an existing business
Purpose of loan:
This loan will be used as part of my funding to purchase an existing musical instrument business. The business has been running for over ten years and produces $120k net income per year. I will be putting an additional 30,000 of my own capital into this business.

My financial situation:
I am a good candidate for this loan because?
The business income alone will more than cover the loan payments but I also earn enough to cover the loan amount without maxing my personal budget out.
My current delinquency is for my home mortgage. We are getting the loan modified and during the process we are making only interest payments.
Monthly net income: $ 12,000
Monthly expenses: $ 4750
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 450
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	71%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	29 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,220	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 660-679 (Apr-2008) 640-659 (Mar-2008) 640-659 (Feb-2008)
Principal balance:	$1,691.87	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for almost 3 years.

Monthly net income: $ 1400

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360,71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 11.93%	Starting monthly payment:	$31.52

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1999	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,415	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	noble-trade3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Paydown
Purpose of loan:
This loan will be used to pay down my credit cards starting with highest interest rate first.

My financial situation:
I am a good candidate for this loan as I am very credit conscience. My credit is excellent and I have never been late on any payment. This is my first time requesting an unsecured personal loan or I would have asked for a higher amount to pay a credit card off in full. What I would like to do is use this amount towards a balance, pay off the $1000, then use this site (or same creditor) for another loan possibly of a slightly higher amount to start really hacking away at my credit card debt. I have already closed several accounts to stop them from going to a higher variable rate and am determined to have them paid as quickly as possible. Due to this I will obviously not agree to any rate higher than my current credit card rate. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	18y 0m
Amount delinquent:	$901	Revolving credit balance:	$3,533	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	trustworthy-generosity7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LNL Catering
Purpose of loan:
This loan will be used to? buy equipment for my catering company in order to become a food vendor at Fairs and Festivals in NJ.

My financial situation:
I am a good candidate for this loan because i'm in the military and have a stable job to repay this loan.? I'm a person in need of help to make my dreams come throught.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1987	Debt/Income ratio:	34%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	3y 0m
Amount delinquent:	$3,277	Revolving credit balance:	$52,101	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	camaraderi-glider	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CAR REPAIRS/PAY 1 CREDIT CARD
Purpose of loan:
This loan will be used to? fix my 2001 car that has transmission trouble and to pay on 1 credit card

My financial situation:
I am a good candidate for this loan because? since 1995 I have been a credit worthy customer.? Recently I have gotten behind on my mortgage because my ex-husband has been laid off for 2 years.? I have not received child support during this time.? Bank of America has placed me in the Making Home affordable progr am and reduced my mortgage.????
Monthly net income: $ 2642, my dad lives with me and gives me $350 monthly.? I have a part-time job with Liberty Tax and I anticipate about $150 monthly.? I also sell Avon and that is about $100 monthly.

Monthly expenses: $
??Housing: $ 1067
??Insurance: $ 48
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 850
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	28.40% / 31.44%	Starting monthly payment:	$54.05

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,245	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Reikan	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	640-659 (Jun-2007)
Principal balance:	$379.81	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Get rid of my credit cards!
Purpose of loan:
This loan will be used to?

Consolidate my credit cards. I got several cards a few years back; I figured I could get them payed off in a timely fashion. It didn't happen. I have been making minimum payments ever since my main credit card was nearly maxed out. I would never have done such a thing, but it was to repair my vehicle, which is my only method of transportation. I'm looking to get rid of these cards for good and be debt free.

My financial situation:
I am a good candidate for this loan because?

I have a good track record on making my payments. While the minimum payment for this loan will be slightly higher than my current minimum payments, it will leave my essentially debt free as I will immediately pay them off, which will be a huge, huge relief. I know I can make the payments on time and I have been steadily employed here for over a year.

Monthly net income: $~800

Monthly expenses: $
??Housing: $200
??Insurance: $0
??Car expenses: $130
??Utilities: $50
??Phone, cable, internet: $0
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $105
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$531.43

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,877	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kronosmetis	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Credit Card Repriced
NOTE: I am starting this auction at 12%.? I think this is a fair number considering my credit score and cash asset backing.? Propser shows a C rating, likely because this is my first time borrowing here.? Read my story, hope you agree this is a low-risk loan.

Reason:
This loan will be used to consolidate one long-standing repriced Chase personal "business" credit card into a lower interest personal loan.? Years ago I was unfairly repriced to 29.99% and have been since paying $300/mo in interest charges.? Thanks for the tax writeoffs, Chase, but I've paid you enough money.? With your help I will finally kick this longstanding trash of a card to the curb.

A realistic goal is to have this loan paid off within 20 months.? This means I will pay this loan off in chunks greater than the minimum payment for the life of the loan.

Finances:
I am a good candidate for this loan because I am owner of an established online business with annual sales of > $250,000.? I have been in business over 6 years, and over the years have been featured or quoted in several major newspapers, magazines, books and online publications.? My credit is good though I do have a fair amount of personal debt that is currently on year 3 of a 5 year "snowball" plan.? I have over $20,000 cash parked in Ivy mutual funds -- $500/mo is deposited to this account each month as 'emergency cash savings'.? Because of this, you can say this loan is 100% personally guaranteed. ? My wife and I follow a very strict business and personal budget each month to meet our future goal of being debt-free.

This loan payment is already figured in to my monthly budget.? I budget $600/mo for this credit card, and have paid that same amount for the last 3 years.? I have sufficient cash flow and commitment available to pay off this loan within 20 months.? I am prepared to answer any questions you may have.

Thank you for your consideration. Invest with confidence!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2000	Debt/Income ratio:	19%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,264	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	prime24	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$3,187.99	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
purchasing a car
My reason for this loan is for business. I have been without a car note for 9 years and I feel it is time to purchase a vehicle especially now that my job has become mobile. I'm very prominent and always on time when it comes to paying all of my bills. I have good credit and I'm also a homeowner. This loan will cover a nice portion of the down payment on a vehicle and the rest of course will pay of some bills including the remaining balance of my current prosper loan. I'm trustworthy and always under control with my bills ..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$774.19

Auction yield range:	17.06% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1988	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,781	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	punctual-dedication	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Project Phoenix!
Purpose of loan:
I have found myself in a position I never thought I'd be in.? Credit cards have gotten near the max through my carelessness.? My nest is burning, but I am?asking for your help to?rise from the ashes like the mythical?Phoenix!?

My financial situation:
My financial situation is very stable; I?have been a statistician for 16 years and have been promoted to a?senior biostatistics manager position.? I make a good income and am paying off my debt slowly.? This loan would help me consolidate those payments and pay them off faster.??Despite my mediocre rating, I have never missed a bill payment of any kind in my credit?history of over?20 years. ?I can be trusted to pay back my debt.?

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$171.01

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$28,942	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ferret190	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Promoting www.magickidsusa.com
Purpose of loan:
This loan will be used to used to promote a company called Magic Kids & Co in my Michigan county. It has a special program?whereby ?I can set up a special distributer code for a charity and?with an order using this code the charity gets a donation of 10% of gross revenue. I am currently in college getting an AD in Small Business Management/Entrepreneuship and am curretly taking extra coursework in Advertising and Applied Marketing so I know what I am doing.
?

My financial situation:
I am a good candidate for this loan because because I have an income from the VA and Social Security. It is just that I suffer from an emotional disorder and got sick two years and blew up my charge card. I have?since been placed on additional medication and am doing fine. Then last year Bank of America and Chase jacked up my interest rates. Some of the money is going to be used to finish fixing up my guest bedroom and I will be posting notices on campus for a roommate who doesn't smoke, drink or do drugs and I will have that extra money. ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1987	Debt/Income ratio:	26%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	21y 3m
Amount delinquent:	$360	Revolving credit balance:	$17,540	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	value-flow858	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
closed out debt
Purpose of loan:
This loan will be used to pay off the high interest credit cards that accumulated over the past two years due to the economic crisis.? I have since closed these accts and would like to get rid of them all together a few at a time.

My financial situation:
I am a good candidate for this loan because? I have a secure job of over 21 years with an increasing salary through out.? I refinanced over a year ago? to get rid of an interest only loan which caused my mortgage payments to more than double at a time that i added a large day care bill to the family. My credit score has decreased drastically as i struggle to stay on top of all the high interest payments.? I will not let any of you down nor have i ever defaulted on anything.? I had an impeccable credit score until the budget crises and it is now a domino effect.? I provide the necessities for my children, but I do not go overboard as the older ones must have jobs and assist with themselves.? I am a responsible person asking for your generous assistance.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 494
??Utilities: $ 300
??Phone, cable, internet: $ 125
??Food, entertainment: $ 600
??Clothing, household expenses $ no set amount, i shop for the kids twice a year.
??Credit cards and other loans: $ 150-200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$132.01

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1998	Debt/Income ratio:	21%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,645	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KillTheDebt	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:Sometimes bad things happen to good people and sometimes it?s just ?life? that happens. For me it was just that ?life? happened. A divorce and an involuntary job loss caused some things, that had they happened one at a time would have been managable.? I went from a $45K a year job to a $25K a year job. I could have adjusted to the additional expense after the divorce by simple cutbacks and doing away with luxury type expenses. But when the income went away too I fell into the credit card trap.
I have now worked my way up in the busines world and received a big promotion at work.? Unfortunately my past credit trouble prevents me from getting a loan to consolidate stupid credit card debt.?
In order to make this loan make sense I had to borrow enough to pay off enough credit cards to make the loan payment less than the total of the credit card payments otherwise I would only be perpetuating the debt cycle.
I am a good risk for this loan because I am committed to getting my finances on track. It's time to start planning for my "golden years" and retirement.? I don't want to be 70 years old and NEED to work, I want to be 70 years old and be able to work if I choose.? I can do this with your help!

Income before bad debt situation: $45K/yr
Income when debt started to decline $25K/yr
CURRENT INCOME: $80K/yr
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	9y 10m
Amount delinquent:	$17,676	Revolving credit balance:	$1,022	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	1
Screen name:	stevenwe	Borrower's state:	NewYork	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	660-679 (Latest)
Principal borrowed:	$1,675.00	< mo. late:	1 ( 4% )	620-639 (Sep-2009) 620-639 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Prepay For Summer Camp
HI everyone ,

First let me start off , this is my 2nd time applying for a loan on prosper , , My first time was about 4 years ago, I was approved and paid the loan in full

This time around i want to save some money

i send 3 kids every summer to summer camp , costing me a total of $4600 , for an 8 week program, they are offering a wonderful prepayment plan to pay now for $2900 , the camp is still owned by same family , been in business about 16 summers , so im not nervous about them not being around , my kids have plenty of friends who are going as well my credit isn't too good , but Ive been paying all my obligations and even had a prosper loan that was paid in full recently

i dont plan on keeping this loan to full term and will prob have it paid off with weekly payments over a 9 month period
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.55%	Starting borrower rate/APR:	21.55% / 23.81%	Starting monthly payment:	$474.48

Auction yield range:	8.06% - 20.55%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1970	Debt/Income ratio:	34%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$59,940	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Jimtem	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-779 (Sep-2008) 800-819 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
business expense
Purpose of loan:
This loan will be used to pay expenses while generating advertising web site and negotiate contract for sale of company.

My financial situation:
I am a good candidate for this loan because I have an 80 year record of meeting obligations. My credit rating reflects that record and my last loan was paid off early.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2007	Debt/Income ratio:	17%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nygirl18	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying my 1st car !!!!!!
Purpose of loan:
This loan will be used to buy my first car, I will be using it to go to work and back home and go out on sundays?with my family

My financial situation:
I am a good candidate for this loan because I have very good credit and I have two credit card thats in ZERO balance. So as of right now I dont owe.!!!!!! I work 5 days a week. 30-40hrs...im tired taking the bus,its very cold out there!!!?? :(
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1989	Debt/Income ratio:	5%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,849	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	urbane-agreement1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
Working capital for a new resturant opening in winchester VA
.
My financial situation:
I am a good candidate for this loan because I have a high credit score (820), a good paying job that I do not plan to leave, until the business demonstrates sufficient profits, and alot of support from suppliers, the franchisor, and the landlord.

Additionally, I have no debt, aside from two mortgage payments of 1900, and 350 respectively. The only utility I pay is electric so, I have quite a bit of disposable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	11.06% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	34%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$53,094	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassionate-payment9	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$3500 for wedding! Pay off CC debt.
Purpose of loan:
This loan will be used to help pay for my wedding.? My fiance and I are to be married on May 30 and, because we're both rather frugal and prefer a laid-back outdoor wedding, we are currently on track to spend just $5100 for the whole thing (including wine, rings, food, and the beautiful dress she's making herself!).? I'll be using the rest of the money to pay off my big credit card balance ($10,200) with a company that decided they wanted to raise my rate from 9% to 17% for NO REASON!? Not naming names, but I'll never use a card from D******r again.

My financial situation:
I am an incredibly frugal person and actively manage my finances to ensure I'm doing alright.? My fiance and I carpool to work so we only need one car.? I have never missed a payment on my college loans, credit cards, utilities, etc.....ever.? But mostly you should lend me the money because there's almost zero risk to you.? I actually have a positive net worth - I just don't want to sell my stocks and gold and drain my emergency cash reserve to pay off my credit card debt.? I prefer to stay well-diversified, and to me that means using minimal and manageable levels of debt.? I'm just not willing to pay my credit card company their usurious rates (I'd rather pay you slightly less usurious rates)!

Monthly net income: $ $4,667.1

Monthly expenses: $
??Housing: $ 395
??Insurance: $ 110
??Car expenses: $ 120
??Utilities: $ 295
??Phone, cable, internet: $ 95
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $1000 college and other loans
??Other expenses: $ 250 to Roth IRA,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	15%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	26y 10m
Amount delinquent:	$4,386	Revolving credit balance:	$3,337	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Helpme15	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off my debt.?Due to the economy I had to take a huge pay cut in order to keep my job and this loan will?be a big help.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills I am?just having a hard time now due to the economy that is why?I need to get this loan so I can pay a few things off and start the New year off in control of my debt. Thanks for bidding

Monthly net income: $ 2000 Take home?

Monthly expenses: $?
??Housing: $ 655
??Insurance: $100?
? Car expenses: $100 a month for gas?
??Utilities: $?220
??Phone, cable, internet: $?85
??Food, entertainment: $?150?just food (not?Entertainment)
??Clothing, household expenses $0 don't buy clothes and household expenses on a monthly basis?
??Credit cards and other loans: $450
??Other expenses: $0
Total=$1760 I will have $240 dollars extra every month to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$958.20

Auction yield range:	17.06% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1983	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,655	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	innocent-income	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Office improvements new equipment
Purpose of loan:
This loan will be used to help in updating out of date equipment for my business and also to be able help with advertisement and news paper ads.? In the past I have done loan modifications but am now focusing on debt settlement and and credit restoration.? I have a good work history and I know I can make better progress with this loan.? I have the will and the determination to succeed and help others in their time of need.

My financial situation:
I am a good candidate for this loan because I already have a small base of clients so I am receiving monthly income and each day I get a group of referrals.? I have several agents that work with me.? With this loan I can get updated computer equipment for each of my agents, new office equipment, and be able to advertise and build up my client list.

Monthly net income: $ I am currently making $4500 a month

Monthly expenses: $
??Housing: $ paid off ????
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1999	Debt/Income ratio:	32%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	6y 7m
Amount delinquent:	$2,000	Revolving credit balance:	$2,696	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	camaraderi-treaty	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
windows and bathroom
Purpose of loan:
This loan will be used to?winterize my house,change the windows?

My financial situation:
I am a good candidate for this loan because?I have been paying my bills on time?

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 619
??Insurance: $ 49
??Car expenses: $?89
??Utilities: $ 120
??Phone, cable, internet: $?90
??Food, entertainment: $ 100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2006	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,156	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-vigilance-cheetah	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a "newsed" car for myself
Purpose of loan:
To fund the purchase of a slightly used alternative fuel vehicle such as a Toyota Prius or Honda Civic.

My financial situation:
I currently live with my mother. I have 0 (zero) expenses except for gas. I currently work two part time jobs and own my own small internet business. My primary part time job is delivering Chinese food. The internet business I own has been going strong since the end of 2006. We ship orders internationally, and are constantly developing new products. As a recent Electrical Engineer and Computer Engineer graduate, this is where I actually put my skills to use. I also do various freelance programming projects on the side.

Why I am asking for a loan and background information
I could ask my parents for a loan as both make good money, but I would like to do this by myself and hopefully build up my credit. I have good credit, but not for long enough. I am 21, and have always paid my credit cards off every month in full. I have no debt, and no monthly expenses. I am a recent university graduate with double bachelor of science in engineering degrees and pursuing full time jobs while keeping my part time jobs in the interim.

I appreciate your time looking this over, and thankyou.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$185.32

Auction yield range:	11.06% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	33%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,813	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SJBRADBERRY	Borrower's state:	Texas	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 640-659 (May-2008)
Principal balance:	$3,384.81	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating High Interest CC
Purpose of loan:
This loan will be used to? Pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because? I am a hardworking, trustworthy, reliable?person who works 3 different jobs to help provide for my family.? I have had a previous loan with prosper and have always made my payments on time.? I have worked at my main job for over 15 years now and my second job for 4 years and and my third job for 2 years now.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 215.00
??Insurance: $ 100.00
??Car expenses: $ 255.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2000	Debt/Income ratio:	28%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,019	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	whitesand	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bill
Purpose of loan:
This loan will be used to? make some hosiptal bill

My financial situation:
I am a good candidate for this loan because? im very honest and trustworthy and alway pay on time. i have a?very steady job, my credit is very important to me i will not?jeopardize it. i work for commission and i just need this $2500 to pay bill for 2 more month then after that i will be making over $1500 a month then i can pay off prosper in just couple month.. Please can somone fund my account.

Monthly net income: $ 1200-1500

Monthly expenses: $
??Housing: $ living with parent and?help?paying rent for my parent bout?$500 a month
??Insurance: $?50???
??Car expenses:?
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ i mostly stay at home and work
??Clothing, household expenses?$?50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.52%	Starting borrower rate/APR:	24.52% / 26.82%	Starting monthly payment:	$197.53

Auction yield range:	11.06% - 23.52%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	25%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,813	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	georgiaman8945	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008) 660-679 (Mar-2008)
Principal balance:	$2,781.13	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
payoff my higher interest credit ca
Purpose of loan:
Payoff my higher interest credit card.
My financial situation:
I am a good candidate for this loan because?i pay my debt on time.?

Monthly net income: $ 65,000.00/year

Monthly expenses: $
??Housing: $ 1350.00
??Insurance: $ 133.00
??Car expenses: $ 345.00
??Utilities: $?200.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$655.27

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	44%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$20,846	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enthralling-fairness	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial Hangover of Education
Purpose of loan:
This loan will be used to help consolidate credit card debt so I can payoff the lingering financial hangover of my college degree.

My financial situation:
I am a good candidate for this loan because I have not ever missed a payment on any of my debt.? I would like to reduce my revolving debt payments in order to improve my credit score in order to plan for purchasing a house in 3-5 years.

Monthly net income: $ 1850

Monthly expenses: $?1585
???Housing: $ 200.00 (Rent with roommates)
?? Insurance: $ 95.00 (Car insurance- 100% of health insurance is provided by?employer)
??Car expenses: $ 250.00 (Car Payment & Monthly Gas)
??Utilities: $ 55.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.03%	Starting borrower rate/APR:	25.03% / 27.34%	Starting monthly payment:	$99.44

Auction yield range:	8.06% - 24.03%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	26%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,960	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	SouthWedge17	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off one of my credit cards. I am looking to lower my rate, and also get a fixed term loan to get it paid off for good.

My financial situation:
I am a good candidate for this loan because? I have always paid my bills on time. There are no late payments on my record. I am a responsible homeowner and family man, just trying to improve our financial picture to make the best future for my wife, my son, and I

Monthly net income: $ 4,600 (includes rental income)

Monthly expenses: $ 3,670
??Housing: $ 1,073
??Insurance: $ 107
??Car expenses: $?340??
? Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 750, including credit card I plan to pay off
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.90%	Starting borrower rate/APR:	14.90% / 15.25%	Starting monthly payment:	$346.16

Auction yield range:	3.06% - 13.90%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	49y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,853	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-understanding-moola	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? PAY OFF MY CREDIT CARDS WITH THE HIGHEST % RATE

My financial situation:
I am a good candidate for this loan because? I HAVE WORKED HARD TO SEE BY BILLS ARE PAID ON TIME,NEVER ANY LATE PAYMENTS.I HAVE A HIGH CREDIT SCORE BECAUSE OF MY RECORD OF PAYING ON TIME OVER MANY MANY YEARS.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.10%	Starting borrower rate/APR:	12.10% / 14.23%	Starting monthly payment:	$212.88

Auction yield range:	11.06% - 11.10%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	25%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$58,166	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	walkinghadley	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clearing credit card balance
Purpose of loan:
This loan will be used to? payoff a credit card that has been interest free for the past year.? When my anniversary date is up they will start charging me interest for the card.?

My financial situation:
I am a good candidate for this loan because? this is the only credit card I now have with a balance.?

Monthly net income: $ 4500
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 120
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$73.31

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 5m
Amount delinquent:	$3,641	Revolving credit balance:	$990	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	110%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 6% )	640-659 (Dec-2009) 640-659 (Nov-2009) 640-659 (Sep-2009) 640-659 (Aug-2009)
Principal balance:	$1,929.84	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd loan/Please Consider!!
Purpose of loan:
This loan will be used to?purchase a 1979 Chevy Cheyenne Truck that I need to perrform home improvements with and to travel to work. My wife uses the other car and we need an extra car fast. Please consider..???

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?I have?a loan with Prosper?and I have made all the payments on time for well over 1 year now.??The amount I am asking for is very small, but it will help me tremendously. I have all of? my bills cureect. I think the credit report does not show that yet.? I hope that you can help me. Please ConsiderI.? I know it is a small amount and my payment would be very low, but I need this extra vehicle. ?Thank You!?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $

Total $2,644.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.55%	Starting borrower rate/APR:	21.55% / 23.81%	Starting monthly payment:	$379.58

Auction yield range:	8.06% - 20.55%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$82,241	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kind-efficient-credit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bookkeeping and Tax Office

Purpose of loan:
I am an accountant. This loan will be used to hire independent contractors during the tax season and expand my bookeeping practice after tax season. My financial situation:
I am a good candidate for this loan because I have been an Accountant?since 1997. I am now running my own?Accounting practice as a sole practitioner. I am certain the cash flow will come since my business is a recession proof industry.??I am also very conservative by nature and training.

My outstanding debt is

Home Equity Line of Credit: (Remodeled in 2006)
$54,000 +/-

Credit Card:( Start up Capital for Business)
$10,000 +/-

Credit Card: (Car Purchase)
$19,000 +/-

Monthly Expenses:

Mortgage and HELOC?PITI :1,800
Car Payment: 560
Phones:250
Utilities:100
Food:400
Credit Card: 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	28%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$23,786	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	integrity-platoon	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to Stabilize...Debt Consol
This loan will be used to help stabilize our financial situation, mainly by paying off credit cards and leaving a buffer in our account for emergencies. Its been a tough year for our family. We?re college educated, employed and new homeowners. A series of misfortunes caused our financial situation to deteriorate (depletion of savings/ maxing of credit cards).
Loss of my consulting contract,no unemployment,eating into our savings until I got another job.
Continued dispute,over $2000 security deposit our former landlord withheld. This is in court but could take months to resolve.
In new house,dining room ceiling collapsed.Not covered by homeowner?s and took $2000 to fix.
Number of misc. house repairs /Major car problems -$1000.
Daughter?s physical therapy sessions ($700/mo not insurance covered)?
We?re trying to turn things around..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.45%	Starting borrower rate/APR:	23.45% / 25.73%	Starting monthly payment:	$194.72

Auction yield range:	17.06% - 22.45%	Estimated loss impact:	19.28%
Lender servicing fee:	1.00%	Estimated return:	3.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2001	Debt/Income ratio:	15%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	4y 1m
Amount delinquent:	$2,403	Revolving credit balance:	$26,509	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	duty-guild	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off property taxes
Purpose of loan:
This loan will be used to?
get caught up on property taxes and begin paying down other debt.
My financial situation:
I am a good candidate for this loan because?
I will repay this loan and any other debt I owe. I have a very stable income.? I know that there is an estimated loss on my profile, but I will guarantee that the guaranteed loss is 0.00%. This is what I need to begin rebuilding my familys financial future.
Monthly net income: $
3200
Monthly expenses: $
??Housing: $?800
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 180
??Phone, cable, internet: $150
??Food, entertainment: $300?
??Clothing, household expenses $100
??Credit cards and other loans: $?350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 25.68%	Starting monthly payment:	$46.14

Auction yield range:	8.06% - 21.50%	Estimated loss impact:	7.01%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nshabani6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Credit Card Debt
Purpose of loan:
Pay of Credit Card

My financial situation:
I am a good candidate for this loan because of stable employment

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1988	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 5m
Amount delinquent:	$728	Revolving credit balance:	$0	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tremendous-velocity	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'm buying a used car
I plan to use this money to buy a used car. I will be graduating with a Pharm.D. degree in 17 months, and I am looking to improve my credit score before graduation. I am a good candidate for this loan because I have ample student loan money and other funds to support the extra debt. I am employed as a pharmacy intern, which adds about $400 dollars/month to my monthly income. My credit report shows one unpaid collection. I am in the process of having the debt validated, as the original creditor is no longer in business and has provided no documentation for the debt. I have no outstanding credit card debt, and I intend to keep it that way. I have invested a great deal of effort to improve my credit standing, and I have no interest in destroying all my hard work.

Monthly net income: $ 2100
Monthly expenses: $
?Housing: $600
?Renter's Insurance: $16.67
?Car expenses: $200
Utilities: $150
Phone, cable, internet: $54.19
Food, entertainment: $300
Clothing, household expenses $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$112.38

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	29 / 27	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$58,684	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	witty-loan8	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying or school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	42%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$129,188	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	milrou2010	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Monthly Payment w/ Lower Rate
Purpose of loan:
This loan will be used to pay off existing credit cards and obtain a lower interest rate.
My financial situation:
I am a good candidate for this loan because I always make my payments on time.? I have worked two jobs for the last two years and feel I am very responsible.
Monthly net income: $ 3,185 + bonus

Monthly expenses: $
??Housing: $2000
??Insurance: $200
??Car expenses: no expenses at this time
??Utilities: $280
??Phone, cable, internet: $ 194
??Food, entertainment: $ 310
??Clothing, household expenses $100
??Credit cards and other loans: $719
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1997	Debt/Income ratio:	32%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$37,886	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spark342	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get out of a payday loan loop....
Purpose of loan:
This loan will be used to?
Got involved with a payday loan after a family crisis just before Christmas, tried the payday loan thing to try and save Christmas for my daughter. Now I find that was a huge mistake.... I've been stuck in a loop that seeems never ending.
My financial situation:
I am a good candidate for this loan because? I pay my bills on time in full every month, and with a small loan amount as I am asking for, it should not effect my ability to pay at all....

Monthly net income: $ Approx. 4400.00 (varies with overtime and payhalf duration. 4400 is an average and I usually take home more.)

Monthly expenses: $
??Housing: $ 925????
??Insurance: $ 82????
??Car expenses: $ 209????????
??Utilities: $ 151
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 725
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	22%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	5y 5m
Amount delinquent:	$711	Revolving credit balance:	$7,055	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	travgrl	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to to pay off my Credit Cards.

My financial situation:
I am a good candidate for this loan because I have a good record of paying all my bills on time.?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $1500
??Insurance: $ 110
??Car expenses: $ 459
??Utilities: $ 120
??Phone, cable, internet: $ 99
??Food, entertainment: $ 150
??Clothing, household expenses $ 160
??Credit cards and other loans: $ 250
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	34%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	24	Length of status:	3y 3m
Amount delinquent:	$2,193	Revolving credit balance:	$10,484	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	114%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	community-enthusiast	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	1 ( 7% )	660-679 (Sep-2008)
Principal balance:	$4,881.80	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Buying a new car
Purpose of loan:
This loan will be used to?purchase a new car.? I was in an accident and my Jeep was totalled.? I need to purchase a new car so that I can continue to drive back and forth to work everyday.

My financial situation:
I am a good candidate for this loan because?I have a proven track record with Prosper, as I've had a loan here before.? Also, I was able to pay off the remaining amount of my loan on my Jeep with the check I received from the insurance company and I have some?money left over that I will be putting down on a car.? The monthly payment on my Jeep was $378 and that loan was for much more money than I am requesting now; therefore there is no doubt that I can make the monthly loan payments.?

Monthly net income: $3600

Monthly expenses: $ 2310
??Housing: $ 860
??Insurance: $ 100
??Car expenses: $ 130
??Utilities: $ 100
??Phone, cable, internet: $225
??Food, entertainment: $ 160
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 525
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$141	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	responsible-justice8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
excellent credit but not good score
Purpose of loan:
This loan will be used primarily to build credit ....but will be used to pay couple bills and a buy cheap auto.? Would like to stop leasing a car and own it

My financial situation:
I am a good candidate for this loan because I have good credit score of 680 and above.? My transunion score is 731.? I was divorced a while ago and my husband declared bankruptcy and unfortunately affected my credit as well.? The late mortgages payments are not reported correctly.? Because of my ex-husbands bankruptcy, they have not updated my credit report.? I have been on time with my mortgage payments(Wachovia) for past 24+ months. That home I used to live in... is now rented for $2,000/month and the payment (PITI) is less than $1400 month.? It has been rented with same tenant for past 24+ months.

I have an excellent job as a marketing manager for a software company which?I started last year.? I have been in the same industry for almost 12 years.

I live with family...that is why I have no rental payment.? just utilities and basic bills. As any experieneced lender will know...credit scoring is not a perfect science and it hits some people incorrectly.

Thank you for your consideration and please help me build my credit.

Monthly net income: $ 8500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 80
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.35%	Starting monthly payment:	$67.02

Auction yield range:	4.06% - 8.25%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1977	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	37y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,093	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-youngster	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? pay off debt management plan and rest of loan proceeds to pay down balance on personal loan

My financial situation:
I am a good candidate for this loan because? These steps will enable me to have a more positive cash flow to pay my obligations more quickly and improve my credit score.? There is a blemish on my credit report in dealing with a payday lender.? I am working on getting this resolved.? I know that my history is not the best, but I am determined to get my financial situation leaning in a more positive manner.? With your help, this will be accomplished.? Thank you for your time in considering my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,412	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fascinating-p2ploan	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to help pay for the rest of my wedding.? I have been back from Iraq for a couple months now but am scheduled to go to Afghanistan in a few months.? So I'm trying to rush the wedding before I leave.? Please help me out and make my wedding to the man of my dreams come true.

My financial situation:
I am a good candidate for this loan because I have income coming in, I just don't want to use all my savings for my wedding right now.? I'm leaving to Afghanistan soon and that is guaranteed tax free money to pay this loan off which is definitley a plus.

Monthly net income: $ 4,000

Monthly expenses: $ 1,550
??Housing: $ 800
??Insurance: $ 140
??Car expenses: $ 310
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2000	Debt/Income ratio:	4%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ultimate-pound	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new floor
Purpose of loan:
This loan will be used to?
Redo the flooring in the bedrooms, replace them with wood floors(inexpensive).?
My financial situation:
I am a good candidate for this loan because? I only borrow what I need, and I make sure that I pay lenders so that if I am in need of a loan again, I can be trusted

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 583
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ 87
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,042	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-interest6	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Truck driving school to x4 income
Purpose of loan:
This loan will pay for Tuition for Truck driving school here: ATDS-PRAIRIE HILL 124 TRUCKERS LANE ELM MOTT, TX 76640.

My financial situation: $9K in debt from 2 credit cards and $10K in debt from Kawasaki credit card with my only vehicle...a motorcycle.
I am a good candidate for this student loan because...I've payed back everything I've ever owed and this loan is being used to quadruple my income at a job without risk.
How I will pay back the loan: An employee of Crete posted the $61,500 before taxes he made his first year here: http://www.thetruckersreport.com/truckingindustryforum/discuss-your-favorite-trucking-company-here/34475-crete-a-year-in-review.html

When I called Crete they said I'd have a job with them upon graduation pending me going to this particular school and a 10yr work history of which I have both.

Therefore, this loan will enable me to get the training necessary to x4 my income.
I love to drive.
Thank You!

Monthly net income: presently $900, will be $3600 after school
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$795.69

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	31%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,743	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kindness-wicket	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Credit cards
Purpose of loan:
This loan will be used to? pay my credits cards off and only have to?one payment a month at the same time?I am reducing the interest rates incurred from outstanding balances on the credit cards.

My financial situation:
I am a good candidate for this loan because? I have excellent credit, and by saying that there?is?no way I would want to?decrease the score that I have worked so hard to?achieve by missing any payments of any purpose.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1992	Debt/Income ratio:	19%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$135,473	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dough-achievement	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need extra liquidity
I will use this loan to provide extra liquidity over the next two months due to significant work related travel (will be reimbursed).? I am a good candidate for this loan as I have a long credit history with no negative information and?will be paying off other non-mortgage debt?in 2 months?(cash bonus payment).

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$413.64

Auction yield range:	17.06% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	5y 0m
Amount delinquent:	$12,299	Revolving credit balance:	$30,707	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	plentiful-deal223	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excess Business Capital
Purpose of loan:
This loan will be used to?
Provide for an excess business lines to accomodate any cash flow fluctuations
My financial situation:
I am a good candidate for this loan because?
Revenue will be up 30% this quarter, just want to have some dry powder.????
Monthly net income: $
25000
Monthly expenses: $
??Housing: $ 5500
??Insurance: $ 900
??Car expenses: $ 700
??Utilities: $ 400
??Phone, cable, internet: $ 500
??Food, entertainment: $ 500
??Clothing, household expenses $ 650
??Credit cards and other loans: $ 4000
??Other expenses: $ 2500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$382	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	exchange-seagull	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Broken Leg Surgery
Purpose of loan:
This loan will be used to pay for Orthopedic Surgery on my Broken Leg.

I have acquired (Saturday Morning 1-23-10) a comminuted mid shaft fibular fracture with displacement of fracture fragments along with a displaced comminuted distal tibia fracture as well. .. I fell off a ladder.

I have no medical insurance for surgery. I am too young for Medicaid and make too much money to be considered 250% below poverty level. First quote from orthopedic surgeon suggests @$7400 for surgery to fix the displaced bones so they can heal.

I have @ $1500 to apply to this expense, but still have to pay standard household bills, etc.. I would have more money on hand but recently invested @6500 in capital expenditures to build an on-site office at my residence (it?s this new 14?x36? building that I fell off the ladder from). Now I am short on funds to repair this leg.

I am a good candidate for this loan because?

I hold several Service contracts guarantying $1400/ month
Overages added to contract run @ $ 500 ? $1200 per month
My contracts are NOT in danger of non-performance cancellation, but I need to repair this leg and get back on my feet ASAP. MY contract customers are aware of my injury and a comfortable with my designated surrogate for on-site work. Most of the work I do for them is remote support(computers).

Average Monthly net income: $ 4000

Monthly expenses:
Housing: $0 (own home and 1 acre property)
Insurance: 200$
Car expenses: 400$
Utilities: 300$
Phone, cable, internet: 90$
Food, entertainment:150 $
Clothing, household expenses 50$
Credit cards and other loans: 150$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$394	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	retrorenegade	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	760-779 (May-2008)
Principal balance:	$1,399.56	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Moving Vintage Shop to Bigger Spot!
Purpose of loan:
This loan will be used to help us move our Vintage Shop to a bigger and better location.? We opened last July, and our business has been booming. So much so, that we have outgrown our current location, and are moving to an ideal spot! We will need to do painting and some remodeling at the new storefront. We specialize in clothing, house wares, jewelry, and glassware from the 1950's on up to the early 1980's. We are two friends who love retro fashions and furnishings, and have dreamed of one day having a space of our very own to sell these goods. We have been able to quit our day jobs as we are able to support ourselves through the business alone!? Responsible living is important to us, and we feel that by helping others to reuse vintage merchandise, we are doing a small part to encourage recycling in every aspect of life, while at the same time helping people to deck out themselves and their homes in hip retro trends.

My financial situation:
We are excellent candidates for this loan because the only debt that we are in is from college loans. We are not big spenders, and we love to find bargains! We are confident that our business will continue to succeed because not only do we have cool items to sell, we are enthusiastic, hard-working, and dedicated to our goal. We have had great success for the past year and a half, and know we will do even better in our larger, more visible location on a busy street.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1996	Debt/Income ratio:	16%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	20y 2m
Amount delinquent:	$1,342	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unequaled-revenue	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build credit / home improvement
Purpose of loan:
This loan will be used to?? small home improvement and build active credit

My financial situation:
I am a good candidate for this loan because? I have only 2 debts which is my mortgage payment and 1 car payment which has only 5 payments left but have no revolving credit to keep building credit score etc

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1825.00
??Insurance: $ 55.00
??Car expenses: $ 415.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$278.37

Auction yield range:	11.06% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1970	Debt/Income ratio:	29%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	45	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,157	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	christmaschild	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$21,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009) 740-759 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Closing High rate credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Prosper loaned me $21,000 to acquire an industrial embroidery machine so I could establish my own custom embroidery business.??? I maintained a perfect repayment record with Prosper and paid my loan off ahead of schedule.? To acquire a supply inventory I used a credit card which has a very high interest rate.? With a loan from Prosper, I will pay this credit card and close the account.? During the past three years I have worked very hard to develop the business with no financial backing other than through Prosper and my own reserves which are now exhausted. ? The future prospects for my business are very encouraging as I have landed several commercial outlets and have launched a web site which has begun generating business.? Payments on my Prosper industrial equipment loan? were $720.00 a month so I will not have any trouble repaying a loan that is approximately a third of that amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,185	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proper-openness	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bought to much seasonal inventory
Purpose of loan:
This loan will be used to?
Pay down bills.????????
My financial situation:
I am a good candidate for this loan because????Seventeen years of operating a business. I bought to much Halloween amd Christmas merchandise. Profits have "disappeared"?into inventory. Sales are 1 up %?year to date. Need to and will watch buying very closely. Recession has finally hit Kansas.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$47,858	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-bonus-goose	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fully furnishing the basement
Purpose of loan:
This loan will be used to fully have my basement finished. Right now it is bare cement walls but I want to put up drywall, add water/shower/bathroom, rug, and cut off into rooms. I will be renting the basement out for another source of income as well as improving the value of my home which I have equity in.

My financial situation:
I am a good candidate for this loan because I will be making extra money off this home improvement which will in effect pay for the loan itself once I start renting it out.I make decent money now, I just cant afford to shell out all the money for the home improvement at once, so I am here requesting a loan. My credit rating is good as well. Ive mortgaged a house for almost 10 years and have never been late on a payment once.

Monthly income: $5400

-mortgage ? ? ?? $2100
-utilities???????????? $450
-credit cards????? $600
-cell phone??????? $100

I have No kids and car/bike are paid for. Payments will come directly from my bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,187	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	detective2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expenses.
Purpose of loan
I am a Fashion designer and launched my label in May 2008. I have an Eco friendly line of apparel and accessories. I use organic or Eco friendly materials, bought in New York City, from local businesses. All my products are hand made.

?I currently retail through my website and? vendor markets that are held in multiple locations in New York City. My retail sales make up for 75% of my total revenue. I sell whole sale to boutiques in Dallas, Brooklyn, DC, Ohio and Connecticut. By May 2010 my line would be in boutiques in more than 38 Cities across the US. I am currently doing production for a luxury boutique that has 28 US properties.

I had a fantastic and profitable 2009 business year and used the profits to invest in inventory and production for retail and whole sale orders.? My total sales for 2009 were $180,000. For 2010 I expect sales of $500,000.

I would be using this loan to update my 2008 website, as it would help my sales . And for inventory purchase.

My financial situation:
I am a good candidate for this loan because I have a perfect payment history and have never been late on a payment or missed a single payment. I have very little debt and always try to use my ATM cards as opposed to credit cards. I have a successful business and in my second year have had a 514% growth. I have paid off all the personal loans I had taken a year ago to invest in my business and am expecting a 386% growth this year. I expect to pay off this loan by October this year.?

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 1500 ???? ????
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 (included in rent)
??Phone, cable, internet: $ 250
??Food, entertainment: $ 650
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$78.15

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	21	Length of status:	5y 8m
Amount delinquent:	$80	Revolving credit balance:	$20,867	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zjm411	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading Photo Equipment
Purpose of loan:
This loan will be used upgrade my existing photo equipment to service future weddings that are already booked. I am a former wedding photographer and was picked up this week as the exclusive local photographer for a well-established wedding business in Carmel, CA. I need to replace a lens, possibly buy more lighting equipment and/or upgrade my camera body. You can view my work at www.luminessencephoto.com. Please do not email me regarding questions on the loan; use the Prosper forum for that! Thanks!

My financial situation:
I am a good candidate for this loan because I have other employment besides this, the weddings are already confirmed bookings and will more than pay for the loan, and my wife is employed full-time in the military. Her income has not been listed.

Monthly net income: $ 3,000

Monthly expenses: $750
??Housing: $0 (Covered by the military)
??Insurance: $100
??Car expenses: $200
??Utilities: $0 (Covered by the military)
??Phone, cable, internet: $0 (Covered by the military)
??Food, entertainment: $0 (Covered by my wife's income)
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Advertising expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,953.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$224.05

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1998	Debt/Income ratio:	11%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-cash-melody	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Zero Delinquencies
Purpose of loan:
This loan will be used to consolidate several payday loans I have obtained.

My financial situation:
I am a good candidate for this loan because I'm currently paying $1,700 dollars a month on these loans with no late payments or delinquencies, and can easily afford the suggested Prosper payment of under $300. It was a foolish decision to get involved with the Payday loan industry, and I've learned my lesson. A Prosper loan will let me pay off these loans so they stop accumulating interest, improve my credit score, and help get me back on track to meeting my long-term financial goals.

Monthly net income: $ 3984

Monthly expenses: $ 2489
??Housing: $ 350
??Insurance: $ 150
??Car expenses: $ 320
??Utilities: $ 270
??Phone, cable, internet: $ 369
??Food, entertainment: $ 200
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 380
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,572	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	prosprgecko	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Pay off my existing high interest credit cards, so that I can start saving larger portions of each paycheck for better financial security.

My financial situation:
I am a good candidate for this loan because?I make payments to all my credit cards in a timely fashion each month, the past couple have been harder due to an increase in my general health and living expenses.

Monthly net income: $ 1800

Monthly expenses: $ 1600
??Housing: $
??Insurance: $ 500
??Car expenses: $ 200
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$527	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	10
Screen name:	jucara	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dvd rental buisness
Purpose of loan: i already have a dvd kiosk in place for almost 2 years now, and im would like to get 3 more
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I know the buisness, i already have the location where to put them, and i already have 1 dvd kiosk and its working well.

Monthly net income: $ 2900.00

Monthly expenses: $ 900
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	48%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,947	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wealth-buffalo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating some of my debt
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job and will be expecting a raise and bonus within the next 6 months.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 80
??Car expenses: $ 430
??Utilities: $ 200
??Phone, cable, internet: $ 190
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $?700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	8.06% - 34.00%	Estimated loss impact:	8.83%
Lender servicing fee:	1.00%	Estimated return:	25.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1989	Debt/Income ratio:	17%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,319	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	volkl87	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of the credit cards!
Purpose of loan:
This loan will be used to pay off older debt.? I have multiple credit card balances that I'd like to finally get rid of.? In 2002, I became divorced. I wanted to do ALL I could to make sure my son, who is EVERYTHING TO ME, was disrupted as least as possible due to financial setback.? So at the time, I became additionally burdened and my finances/credit took a hit, as is quite typical with divorce situations. It took the better part of the next 5 yrs. to keep "grinding" and finally see improvement again, and I AM HAPPY TO SAY over the last 2 to 3 yrs., I have rebuilt my credit back up over 100 points back to the 700's range.? PLEASE NOTE that I do NOT actually have any current delinquencies, the one shown is due to my name still being on one of my ex-wife's accounts which I just recently learned of.

I am now happily remarried, but really want to clean the slate in a consolidated, easier monthly payment to pay off current credit cards which include my older debt.? With this loan, I can pay off the cards and have a monthly loan payment that is LESS THAN HALF of what I pay now.? I HAVE COME TOO FAR and worked hard at REBUILDING my credit back to GOOD, and I will NOT go backwards.

My financial situation:? Gross Salary is $80,080/yr. (raise in April 2010 - will then be $82,160)
??????????????????????????????????? -wife makes? extra $13,650/yr.- net

I am a good candidate for this loan because I am fortunate to have a career in the "Transportation Engineering" industry which is benefitting from the economic stimulus funding of the country's transportation infrastructure.? I have been CONSTANTLY employed SINCE 1991 as a "civil engineer" in this industry with ONLY 3 MONTHS of unemployment (back in 1996) and that was only because the company I was with at that time went out of business.? I have a stable position with my current employer who I am in my 8th year with.

Monthly net income: $5002.00

Monthly expenses: $3718
??Housing: $1443.00
??Insurance: $85
??Car expenses: $500
??Utilities: $225
??Phone, cable, internet: $140
??Food, entertainment: $425
??Clothing, household expenses and food ($ wife pays)
??Credit cards and other loans: $700
??Other: (periodic repairs at home/car, property taxes) $200

Thanks to ALL who can help with my goal, as nothing is more important than MY FAMILY and SEEING MYSELF continue this forward momentum!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.58%	Starting borrower rate/APR:	24.58% / 26.88%	Starting monthly payment:	$138.38

Auction yield range:	8.06% - 23.58%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,883	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	peace-victor	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Small Business
For the past three years I have owned an event planning company. After 17 years in the hotel industry, I wanted to venture out on my own and help companies save money and time on events. Now, I am working with clients (corporate and non-profit) on event marketing - creating ways to market and build their organization through events. This last year has proven to be tough, however, it is picking up and I need capitol to expand my company.

I am a good candidate for this loan because 90% of my clients are repeat, and have been clients since the inception of my company. And, I am working with existing clients on much larger events such as trade shows and nationwide events, which bring in more revenue. Although last year was a very tough year, I made sure my clients were taken care of, bills were paid and budgets were met.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$668.94

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1992	Debt/Income ratio:	134%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,291	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	finance-bridge4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advanced Flight Lessons & Used Car
Purpose of loan:
This loan will be used to pay for a used car, as well as advanced flight lessons. I am a 1/C (Senior) Midshipman at the U.S. Naval Academy in Annapolis, MD. Upon Graduation in May, I will be commissioned an Ensign and begin flight school in Pensacola, FL. However, due to backups at NAS Pensacola, my flight training may not begin until late Fall or possibly 2011. I have my Private Pilot License now, but want to continue my training in more advanced aircraft to earn more endorsements to include IFR, complex, tail dragger, and high performance. This will greatly increase my competitiveness once I finally begin flight school and not waste the time, effort, and money already spent earning my Private Pilot License, as those skills deteriorate over time without practice. This is what the majority of the loan will be used for, as well as the purchase of a used car.
Please Consider:
At first glance this loan may seem to possess a risk because of my current low yearly income, however I am in a unique financial situation. My monthly salary is $930, however I have no expenses such as tuition, room and board, food and all other typical expenses a college student encounters. All of these expenses are paid for by the Department of Defense. In May I will graduate and be commissioned an Ensign (O-1), and enjoy the pay increase that comes along with that, $2745.60 / month base pay, in addition to $1131.00 / month BAH (Basic Allowance for Housing- Pensacola, FL). This pay scale is available on the internet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.72%	Starting monthly payment:	$47.28

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,778	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invincible-revenue4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card-paid on time
Purpose of loan:
This loan will be used to pay off a credit card. Very good payment record just want to lower rate some. Thank you.

My financial situation:
I am a good candidate for this loan because i pay on time and building a sound business.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1985	Debt/Income ratio:	56%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,044	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wonderous-pound	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One Mistake After Another
Purpose of loan:
This loan will be used to? consolodate my bills into 1 payment

My financial situation:
I am a good candidate for this loan because? my first mistake was having open heart surgery without medical insurance this was the first time ever without insurance.(never again) Double insured now. I fell fast? and hard, but now I am up & running, can only go forward. I never had a ding on my credit history? before this event.. I work 1 fulltime job and 1 partime job. I will pay you back

Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 520.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$524.65

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1996	Debt/Income ratio:	28%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	4y 1m
Amount delinquent:	$5,433	Revolving credit balance:	$8,360	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	burghfan	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Oct-2009) 700-719 (Sep-2009) 700-719 (Aug-2008)
Principal balance:	$5,854.81	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Reduce rate on credit cards
Purpose of loan:
This loan will be used to allow us to replace our 4 high interest cards with a low fixed payment.

My financial situation:
I am a good candidate for this loan because I have an excellent job and excellent repaying ability. I just need lower rates that the bank are unwilling to give. I have no problem making our payments. The interest rates on these cards restrict us from paying them off as quickly as I would prefer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.45%	Starting borrower rate/APR:	31.45% / 34.81%	Starting monthly payment:	$51.90

Auction yield range:	11.06% - 30.45%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,586	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	courteous-velocity3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of some smaller debts
Purpose of loan:
This loan will be used to pay off some smaller debts I've incurred from 2009 and into 2010.? I'd like to start the year off right and just get them paid off instead of going through the monthly arrangements I have currently set up.? Being able to pay these off would be a great lift for me personally and would lift a weight off me.? A part of me would much rather just pay back one place instead of paying five different ones with different due dates.

My financial situation:
I am a good candidate for this loan because my credit has been improving but I don't want a slip up on my end to start having late payments hitting my credit report.? I've taken the time to reduce our family household expenses and while we have cut it to the bone I'd rather be more safe than sorry and this loan will provide me that breathing space.? I've made mistakes in the past but my intention to do everything with honesty and integrity.? Any extra I make goes to my debt but with my wife not working at the moment I've needed to stretch every penny.? Paying this loan back is just as important for me as paying my mortgage (which I've done on time every month)

Monthly net income: $ 4050

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 700
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$126.08

Auction yield range:	4.06% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	20%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,323	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	top-courteous-responsibility	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to?pay off outstanding debt! I would ?also like pay off?a credit card that was used alot when i was in?college?, I wasn't able to get a job while in college because i played 4 years of?college baseball ?! Playing a collge sport was pretty much a full time job, so using a credit card was a norm!

My financial situation:
I am a good candidate for this loan because? I have a excellent paying job at such a bad time with our economy!? I deal poker for one of the top casino's in the country!? I don't have to worry about my job security , we are the biggest casino?and spread the higgest stakes in the midwest ,? people from all over the country travel here to play poker!? We hold a world series of poker circuit event every year and with an economy as bad as our is we still break attendence records!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	21%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	2y 9m
Amount delinquent:	$360	Revolving credit balance:	$3,501	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	harmonious-rate1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating my debt
I will use this loan to pay off some payday loans and high balance credit cards.? These payday loans have just killed me and I really need to get out of debt.

My financial situation:
I am a good candidate for this loan because? For the past 3 years i have been employed at a great company and have been working hard to increase my credit scores.? A $300 payment per month would be $400-$500 less a month then i am paying to these crooked pay day loan companies.? I know i am a high risk candidate but i would be blessed to get this down to one payment a month.?

Monthly net income: $ 1950? plus commission which is approximately 300-400 a month.

Monthly expenses: $
??Housing: $?300
??Insurance: $ 40
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	1y 6m
Amount delinquent:	$2,047	Revolving credit balance:	$15,618	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ddresq	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$8,796.71	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Growth of Solo Law Office
Purpose of loan: This loan will be used to grow the solo law office that I started in 2008. I used a prosper loan at that time to start my business 18 months ago, and have made every payment on time every month. Prior to opening my law office, I?was?a Public Defender, providing quality legal representation to indigent juvenile and adult Philadelphia residents for 5 years. In the first 6 months, I earned the annual salary from my previous employer. In 2009, I took in $185,000 in client fees.?It is now time to further grow my business. My current accounts receivable is $100,022.09. Cash flow is beginning to be an issue regarding future growth. I currently need funds to bring in clerical and additional legal?staff and to advertise my business. To date, the entirety of my client base has been word of mouth. I foresee greater growth with advertising and with a more constant support staff. ?I currently use temporary admin and legal staff for overflow work. I need ?a more constant staff. Continuity of staff would be a great asset to my office. I also realize that I would need to be able to have permanent staff in position prior to putting an advertising campaign in place. My life partner is an accountant and handles my business finances and operations. My advertising campaign would include print advertising on busses and trains, Bill Boards, and neighborhood/community newspapers. Since opening my doors, I have serviced over 300 clients, including private, Pro Bono, and as a Court Appointed Attorney. I am currently making application to the Federal District Court to be appointed council to Federal Court Appointment cases .This week, I am being honored by the First Judicial District of Pennsylvania for my Pro Bono work in 2009. In 2009, I was honored with a similar Pro Bono award from the legal community for providing outstanding Pro Bono legal services to Philadelphia underprivileged citizens in 2008. While Pro Bono work does not ?directly? produce income, it is beneficial for any sound firm to have a community presence and to be involved in the same and Pro Bono work produces referral clientele. Lastly, giving back is also who I am as an individual.?? I am professionally known as The Compassionate Lawyer. ?My client base has grown based on this same reputation for providing compassionate yet competent legal reputation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$554.65

Auction yield range:	8.06% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2000	Debt/Income ratio:	9%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$910	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fervent-dedication	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off our credit card debt
Purpose of loan:
This loan will be to pay off my wife's college credit card debt. The credit card company has repeatedly raised the interest rate over the years and the monthly payments keep ballooning.

My financial situation:
We are very financially secure. We both have good jobs in the IT industry and will not have any problems making the monthly payments. We've owned our house for 4 years and have never missed a mortgage payment. We'd like to have this debt paid off so that we can start planning our move to New Mexico to be in a warmer climate and closer to my wife's dad. I would consider us a very safe loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.04%	Starting borrower rate/APR:	20.04% / 22.28%	Starting monthly payment:	$446.21

Auction yield range:	14.06% - 19.04%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1988	Debt/Income ratio:	31%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,262	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Kanamits4Hire	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	620-639 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	1 ( 4% )	680-699 (Dec-2007) 660-679 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Need help with high int cards, etc.
Purpose of loan:
This loan will be used to pay off high interest credit cards and other bills

My financial situation:
I am a good candidate for this loan because I have been working for the Fed Govt over?20 years?and I paid off previous loan successfully with only 1 failed payment due to being out of town??

Monthly net income: $4265?? As a Prosper lender I also receive about $200 (est) per month in principal + interest

Monthly expenses: $
??Housing: $1000
??Insurance: health insurance already deducted from monthly net income above?- life insurance $145?
??Car expenses: $572 + $100 gas (est)
??Utilities: $200
??Phone, cable, internet: $190?
??Food, entertainment: $150
??Clothing, household expenses $150
??Credit cards and other loans: $1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2002	Debt/Income ratio:	18%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	2y 5m
Amount delinquent:	$181	Revolving credit balance:	$0	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	david12900	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CashCall! 98% interest ..HELP!:)
Purpose of loan:
This loan will be used to to pay off my current debt to CashCall!!:) At the time I did not know realize that I made such a big mistake getting this 5000 dollar loan out. It was used to help me get ahead in my career. In fact, to pay for my type rating! But, in the end I feel that my whole paycheck is going toward this Loan and I will be able to never pay it off! After two years of paying for it, I still owe 5000 dollars and I cant make double payments! Please help me pay off this loan and in turn I will pay you at a lower interest rate! Thank you so much!

My financial situation:
I am a good candidate for this loan because I have never been late on a payment for this loan! I will pay you on time every month and I will pay the min. plus more! I will not let you down! I have a steady job working as an airline pilot. I have been with the company for a little over two years and I have a high senority!
Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 345
??Insurance: $ 45
??Car expenses: $ 50
??Utilities: $ 30
??Phone, cable, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ cash call loan of course of 250!

Thank you for taking the time to help me out! My fiance is having a baby and anything could help us out at this time! Once again, Thank you!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2003	Debt/Income ratio:	43%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	0y 9m
Amount delinquent:	$381	Revolving credit balance:	$1,649	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-wealth-nebula575	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	2 ( 13% )	660-679 (Oct-2008)
Principal balance:	$5,179.53	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off deferred financing
Purpose of loan:
This loan will be used to? Pay off deferred financing

My financial situation:
I am a good candidate for this loan because? I have a stable job, very responsible, and hard working.? Plus my other Prosper loan is up to date.

Monthly net income: $ 3362

Monthly expenses: $
??Housing: $ Husband pays
??Insurance: $?60
??Car expenses: $ 400
??Utilities: $ Husband pays
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1996	Debt/Income ratio:	10%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	14y 5m
Amount delinquent:	$5,109	Revolving credit balance:	$775	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lovely-interest3	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GET BACK ON TRACK
Purpose of loan:
This loan will be used to? catch up on all payments that I fell behind on in the last year.? Our daughter was in the process of losing her home due to her unemployment.? We opted to try to help her save her home and in the process fell behind on some of our obligations.? Ultimately, she did lose her home and we need to get back on track with our situation?

My financial situation:
I am a good candidate for this loan because? I make good money and pay my obligations.? It was just a hard luck year for myself and my family.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 160
??Phone, cable, internet: $ 75
??Food, entertainment: $
??Clothing, household expenses $?600
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$67,267	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vivacious-responsibility4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$125.87

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$249	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	actorman1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Car Repair
Purpose of loan:
I need $2800 to fix my Toyota Prius high voltage battery, which recently started to malfunction.? This is a rather expensive repair, but I have found an engineer who fixes high voltage batteries for much less than the dealership quoted me last week.? I have talked to three people who have used his services; all of them raved about his professionalism.? He also gives a very sensible performance guarantee, which is nice.? Overall, a working car is necessary as a business asset for me.? To make extra money, I often tutor high school and college students for $125/hour.? I am able to charge so much because I went to an elite college back east, but without a car, my ability to get to my tutoring appointments is greatly diminished.? I will also have trouble getting to my meetings in the entertainment industry.? In short, I really need to get this car fixed.?

My financial situation:
I am a good candidate for this loan because I have absolutely no debt whatsoever.? My car is paid off, and I have very few monthly expenses that are not flexible according to how much money I have coming in.? In a more typical month, I probably wouldn't even need this money, but since I traveled for most of December and early January, things were very tight when my car battery died. I am very conscientious about paying my bills.? As I am currently working in the entertainment industry (both writing and acting), my parents have been very good about making sure I have enough money if things ever get tight.? I'm fortunate that they've been so kind in that way.? Ultimately, it is both true that I would personally never default on a loan, and that my parents would step in way before such a loan went into default.? I do feel a need, however, to explain the "4 delinquencies" that currently appear on my credit report.? I have been in a protracted dispute with the credit reporting agencies about a 3-year-old utility bill that my then-roommate paid late.? Unfortunately, my name was on the account as well, and while the debt was paid in full once I discovered it, it has reported negatively nonetheless.? This has been very frustrating to me, but I have been unable to reach any agreement to get the delinquencies removed.? Please know that I will not default.? I cannot afford having my credit score drop in any way.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 700 (I split an apartment)
??Insurance: $0
??Car expenses: $ 35
??Utilities: $ 40 (I have a roommate)
??Phone, cable, internet: $ 20
??Food, entertainment: $ 400 (totally flexible depending upon month)
??Clothing, household expenses $0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.20%	Starting borrower rate/APR:	16.20% / 18.39%	Starting monthly payment:	$123.40

Auction yield range:	11.06% - 15.20%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	4.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2006	Debt/Income ratio:	26%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,835	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exchange-rose	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The reason for this loan is to consolidate my three credit cards which I have had for the past three years. Due to the economy the credit card companies have increased my interest rates to where it has become a burden to meet the monthly payments. I am 22 years of age and have a good job being a fire sprinkler inspector making a reasonable amount of money for someone my age. I make enough money to stay within my budget but the ridiculous interest rate makes it tough and doesn?t leave much room for saving.

I admit it, I opened up these cards because I wanted everything to be easy and be able to buy things without thinking of the consequences. Now that a few years have passed, I have now come to realize the responsibilities that come with these rash decisions. I have learned from this experience that it is best to save my money and buy things with my hard earned cash while saving the use of credit cards for emergencies only.

Growing up, my father taught me that money isn?t everything but that what you make of yourself and treating others with kindness is what counts in life. I am very blessed to have amazing parents that stand by me through whatever happens. ?I would ask my parents to help me out on this but they have their own financial things to deal with at the moment. ?I have worked ever since I graduated high school and have tried hard not to be a financial burden to my parents. I believe I have a good understanding of the importance of creating an independent lifestyle for myself as an adult. I?m living at home right now, but really want to be able to save up enough money so that I can go back to school or move out on my own. The increasing payments on these cards have put a kink in that plan. ?I really want to do this on my own with your help so I can show my parents that I have learned from my mistakes and from the abuse of using a piece of plastic.

All I am asking is for someone to give their trust and patience in me so that I can show that I have the character and will to get rid of this debt and get my financial state on track. It?s time to put the past behind and start working towards a financially secured and stable future while I?m young and able.? I would truly appreciate your help.

Other info
Monthly income is around $1700 that?s with all taxes taken out. I have a $354 car payment, $40 gym payment, $120 cell phone payment, $120 car insurance payment, around $220 for gas in car a month, and food around $200, and payment?s for the cards.(Best Buy Master card - my balance $718.82 - APR 22.990)(Chase card - my balance $2,459.15 ? APR 19.02%)(NTB card - my balance $649.49 - APR 22.96%) I plan on using every penny to pay off all three of my cards. I appreciate your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	44%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$168,879	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	responsibility-orbit	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital inventory
Purpose of loan:
This loan will be used to?
Finance working capital for business expenses in establishing an outlet and inventory for several lines of "green building materials" for which I am already a listed distributor. The funds will be used for monthly rent of shop and showroom space pending income stream expected within the first year.? Advertising at the local EXPO show, estimated at $1,500 to $2,000 will also be funded through this capital.?
My financial situation:
I am a good candidate for this loan because?
I have never defaulted on a loan nor declared bankruptcy in 38 years of established credit.? As the owner of a "green building" company, I am expanding the base of the business using distributorships and sale of "green" roofing, air exchangers, alternative fireplaces, and Insulated Concrete Forms (ICFs).? This will support the business as well as diversify the repayment source beyond just my emplyment income, sale of houses and contracts to build.
Monthly net income: $
Personal monthly net income from emplyment is $7,500.? Anticipated sale of first house will produce an estimated $65,000 after expenses and sales costs.
Monthly expenses: $
??Housing: $ 2026.74
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 250
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.08%	Starting borrower rate/APR:	12.08% / 14.21%	Starting monthly payment:	$99.76

Auction yield range:	11.06% - 11.08%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2003	Debt/Income ratio:	19%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,325	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	loot-motion8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off one credit card
Purpose of loan:
This loan will be utilized to pay off one credit card.? The credit card holder decided, apparently arbitrarily, to raise the interest rate to an unacceptable level.? Therefore, I have found it necessary to find other avenues to pay off this card in a timely manner.?

My financial situation:
I am a good candidate for this loan because I work in the mortgage industry and understand debt better than most people.? I am responsible with my obligations and have never paid a credit card late.? The interest rate for this loan, due to what I believe to be an unfair "prosper rating" is limited to a still very high range, however, I would prefer to pay an individual rather than this company which has decided to raise my rate for not reason.? Since this is a fully amortizing 3 year loan, and not one based on compounding interest, I will still be paying less in real dollars than if I stayed with my credit card company.? Despite these facts, I am unwilling to pay more than 13.99% interest on this loan.? I have done the appropriate calculations and anything above this level would be unacceptable.? I will, however, repay this loan and will do so without default.? It is a matter of trust, as rare of a resource that may be in the times we live.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	22 / 22	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	38	Length of status:	0y 11m
Amount delinquent:	$86	Revolving credit balance:	$8,114	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	pound-sunshine	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Residency Loan
Purpose of loan:
This loan will be used to?cover the cost of relocation for medical residency program, medical board exams, and rent.
My financial situation:
I am a good candidate for this loan because I have never defaulted on any student loans, and will be employed within 6 months as a resident physician and will be more than able to pay back the loan.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$400.67

Auction yield range:	8.06% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	14 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,858	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	greenback-bumblebee	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan need for working capital
Purpose of loan:
This loan will be used to? fund accounts receivable for an energy marketing company.

My financial situation:
I am a good candidate for this loan because?the company is profitable and growing. I personally have always had good credit and paid all my debts. I also own a home and am well educated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$241.74

Auction yield range:	14.06% - 25.00%	Estimated loss impact:	15.13%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	62	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$33,738	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GradStudent34	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	700-719 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
A last bit of consolidation
Purpose of loan:
On elast bit of consolidation then on the home stretch to getting revolving debt paid off. I have two small items that need to be added together.

My financial situation:
I am an intelligent business person with goals of growing my own Oil and Gas company. I currently own my own business that services several companies. It is easy to grow when you have good roots. With your help, I will be able to branch out and tap new opportunities.

Monthly net income: $
8000.00
Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 300.00
??Car expenses: $ 305.00
??Utilities: $?120.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.